EXHIBIT 99.3

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

Appendix: Reconciliation

Definitions

Operating Income Before Amortization (“OIBA”) is defined as operating income plus: (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles and goodwill impairment, if applicable, (3) pro forma adjustments for significant acquisitions and (4) one-time items.  See below for explanations of these adjustments.

Adjusted Net Income generally captures all income statement items that have been, or ultimately will be, settled in cash and is defined as net income available to common shareholders plus: (1) amortization of non-cash distribution, marketing and compensation expense, (2) amortization of intangibles and goodwill impairment, if applicable, (3) pro forma adjustments for significant acquisitions, (4) equity income or loss from IAC’s5.44% interest in VUE, and (5) one-time items, net of related tax and minority interest.

Adjusted EPS is defined as Adjusted Net Income divided by weighted fully diluted shares outstanding for Adjusted EPS purposes.  We include dilution from options and warrants per thetreasury stock method and include all shares relating to restricted stock/share units (“RSU”) in shares outstanding for Adjusted EPS.  This differs from the GAAP method for including RSUs, which treats them on a treasury method basis.  Shares outstanding for Adjusted EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes.

Free Cash Flow is defined as net cash provided by operating activities, less capital expenditures, investments to fund HSN International unconsolidated operations and preferred dividends paid.  Free Cash Flow includes cash dividends received and tax related payments with respect to the VUE securities.

Index to Reconciliations

Certain non-GAAP measures that appear in the IAC presentation have previously been provided publicly, and reconciliations of these non-GAAP measures to the most comparable GAAP measure are available in  the Form 8-K filed by IAC with the Securities and Exchange Commission on November 5, 2003.  See below for a list of such non-GAAP items and the location in our SEC filings of the existing reconciliation.

Section/Slide Title	Metric	Location of Existing Reconciliation
Section: Electronic Retailing
Electronic Retailing Today	OIBA for HSN US 2003	Schedule 1
	OIBA for HSN Int’l 2003	Schedule 2
HSN U.S. Financial Summary	HSN US OIBA—1999 to 2003E	Schedule 1
HSN U.S. Significant Competitive Opportunity	HSN EBITDA for Last Twelve Months	Schedule 3
International Consolidated Summary	HSN Int'l OIBA—1999 to 2003E	Schedule 2

Section: Ticketing
Results have been strong	OIBA—2001, 2002 and LTM	Schedule 4, Schedule 10
5 year Growth build-up	OIBA—LTM and 2008E	Schedule 10

Index to Reconciliations

Section/Slide Title	Metric	Location of Existing Reconciliation
Section: LendingTree
Historical Performance	OIBA for 2000 to 2003 YTD	Schedule 5
Long Range Plans	OIBA for 2004E to 2008E	Schedule 6

Index to Reconciliations

Section/Slide Title	Metric	Location of Existing Reconciliation
Section: Recent Financial Results
OIBA	OIBA—FY 2002	Filed as part of exhibit 99.2 to IAC’s Form 8-K filed on November 5, 2003.
	OIBA—YTD 2003	Filed as part of exhibit 99.1 to IAC’s Form 8-K filed on November 5, 2003.
Q3 P&L Summary	OIBA—Q3 2003 and Q3 2002	Filed as part of exhibit 99.1 to IAC’s Form 8-K filed on November 5, 2003.
	Adjusted net income—Q3 2003 and Q3 2002	Filed as part of exhibit 99.1 to IAC’s Form 8-K filed on November 5, 2003.
	Adjusted EPS—Q3 2003 and Q3 2002	Filed as part of exhibit 99.1 to IAC’s Form 8-K filed on November 5, 2003.
Q3 Segment Financials	OIBA by Segment—Q3 2003 and Q3 2002	Filed as part of exhibit 99.1 to IAC’s Form 8-K filed on November 5, 2003.
Free Cash Flow	Free Cash Flow—FY 2002 and YTD 2003	Schedule 7
OIBA Growth Estimate	OIBA—2003 E	Schedule 8
	OIBA—2004 E	Filed as part of exhibit 99.3 to IAC’s Form 8-K filed on November 5, 2003.

Index to Reconciliations

Section/Slide Title	Metric	Location of Existing Reconciliation
Section: Long Term Goals
IAC Financial Services & Real Estate	OIBA—2003 E	Schedule 5
Strong Cash Flow Generation	Cumulative Free Cash Flow—2003E to 2008E	Schedule 9
Long Term Goal—OIBA	OIBA by Segment—LTM, 2006E and 2008E	Schedule 10, Schedule 11
P&L Impact	OIBA—2006E and 2008E	Schedule 11
	Adjusted EPS—2006E and 2008E	Schedule 11
	Adjusted EPS Shares Outstanding— 2006E and 2008E	Schedule 12

Reconciliations

Schedule 1 - HSN US OIBA to Operating Income

	Pro Forma
	1999	2000	2001	2002	2003E

OIBA	$161	$158	$121	$163	$189

Amortization	(30)	(32)	(34)	(33)	(51)

Operating income	$131	$125	$87	$130	$139

Schedule 2 - HSN Int’l OIBA to Operating Income

	Pro Forma
	1999	2000	2001	2002	2003E

OIBA	$8	$10	$(26)	$(62)	$31

Amortization	—	(1)	(1)	(1)	(1)

Operating income	$8	$9	$(26)	$(62)	$30

Reconciliations

($ in millions)

Schedule 3 - HSN EBITDA to Operating Income

LTM

EBITDA	$288

Depreciation	(48)
Amortization of Cable Fees	(60)
Amortization of intangibles	(45)

Operating income	$135

Schedule 4 - Ticketing Reconciliations from OIBA to Operating Income

	2001	2002

OIBA	$74	$108

Amortization	(58)	(11)

Operating income	$16	$97

Reconciliations

Schedule 5 - LendingTree Reconciliations from OIBA to Operating Income ($ in millions)

	2000				2001
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Operating Income Before Amortization	$(19)	$(18)	$(13)	$(11)	$(7)	$(6)	$(3)	$(2)
Total Amortization	(1)	(1)	(2)	(2)	(3)	(5)	0	(2)
Operating Income	$(20)	$(19)	$(15)	$(13)	$(10)	$(11)	$(3)	$(4)

	2002				2003 E
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4 E	FY
Operating Income Before Amortization	$1	$1	$5	$8	$6	$9	$9	$5	$29
Total Amortization	(1)	(2)	(1)	(1)	(1)	(1)	(8)	(11)	(20)
Operating Income	$(1)	$(1)	$4	$6	$6	$8	$1	$(6)	$9

Reconciliations

Schedule 6 - LendingTree Reconciliations from OIBA to Operating Income

	FY	FY	FY	FY	FY
	2004E	2005E	2006E	2007E	2008E

Operating Income Before Amortization	$29	$60	$90	$115	$130
Total Amortization	(27)	(21)	(20)	(16)	(8)
Operating Income	$1	$39	$70	$104	$122

Reconciliations

($ in millions)

Schedule 7 - IAC Reconciliations from Free Cash Flow to Cash from Operations

	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	2003
	2002	2002	2002	2002	2002	2003	2003	2003	YTD

Net cash provided by Operating activities	$187	$251	$186	$154	$778	$476	$463	$206	$1,145

Capital expenditures	(27)	(46)	(34)	(55)	(162)	(34)	(53)	(43)	(130)
Investments to fund unconsol subs	(1)	(26)	(5)	(0)	(32)	—	—	—	—
Tax distributions from VUE	—	—	—	—	—	—	1	—	1
Preferred dividend paid		(4)	(3)	(3)	(10)	(3)	(3)	(3)	(10)
FCF	$160	$175	$143	$96	$575	$439	$408	$160	$1,007

Reconciliations

($ in millions)

Schedule 8 - IAC 2003 E OIBA High End Reconciliation to Operating Income

2003 High
Range Forecast

OIBA	$825

Amortization	(529)
Merger costs	(11)

Operating income	$284

Schedule 9 - IAC Cumulative FCF to Cumulative Net Cash from Operations

Cumulative
FCF

Net Cash From Operations	$12,706

Capital Expenditures	(1,778)

Preferred Dividend	(79)

Free Cash Flow	$10,849

Reconciliations

($ in millions)

Schedule 10 - IAC Reconciliations from OIBA to Operating Income

	IAC Travel			Electronic Retailing			Ticketing
	LTM	2006E	2008E	LTM	2006E	2008E	LTM	2006E	2008E

OIBA	$445	$1,200	$2,000	$204	$380	$550	$133	$200	$280
Amortization	(144)	(118)	(38)	(44)	(26)	(1)	(25)	(23)	(12)
Merger costs	(12)	—	—	—	—	—	(0)	—	—
Operating Income	$288	$1,082	$1,962	$160	$354	$549	$108	$177	$268

	Personals			Local Services			Financial Services & Real Estate
	LTM	2006E	2008E	LTM	2006E	2008E	LTM	2006E	2008E

OIBA	$33	$80	$100	$24	$90	$150	$3	$90	$130
Amortization	(11)	(2)	—	(54)	(6)	(5)	(8)	(20)	(8)
Merger costs	—	—	—	(4)	—	—	—	—	—
Operating Income	$22	$78	$100	$(34)	$84	$145	$(5)	$70	$122

	Teleservices			Corporate and Other			Total IAC
	LTM	2006E	2008E	LTM	2006E	2008E	LTM	2006E	2008E

OIBA	$10	$25	$35	$(97)	$(160)	$(210)	$755	$1,900	$3,000
Amortization	—	—	—	(97)	(134)	(111)	(383)	(329)	(176)
Merger costs	—	—	—	—	—	—	(16)	—	—
Operating Income	$10	$25	$35	$(194)	$(294)	$(321)	$355	$1,571	$2,824

Reconciliations

Schedule 11 - IAC Reconciliations from GAAP EPS to Adjusted EPS

$ in billions except per share data	2006E	2008E

OIBA	$1.9	$3.0
Amortization	(0.3)	(0.2)
Operating Income	1.6	2.8
Interest and Other Income	0.2	0.3
Income before Taxes and Minority Interest	1.8	3.1
Income Taxes	(0.7)	(1.2)
Minority Interest	(0.0)	(0.0)
Net Income before Preferred	1.1	1.9
Preferred Dividend	—	(0.0)
Net Income Available to Common Shareholders	1.1	1.9
GAAP Diluted Shares (in millions)	755	730
GAAP EPS	$1.40	$2.55

Adjusted Net Income Calculation

Net Income	1.1	1.9
Amortization of non-cash items and intangibles	0.3	0.2
Impact of income taxes and minority interest	(0.1)	(0.1)
Adjusted Net Income	$1.3	$2.0

Adjusted Outstanding Shares (in millions)	766	741

Adjusted EPS	$1.70	$2.65

Reconciliations

Schedule 12 - IAC Reconciliations from GAAP Diluted Shares to Adjusted EPS Shares

	2006E	2008E
Basic Shares Outstanding	668	642
Treasury method options, warrants and restricted stock	65	65
Expedia Preferred	22	23
GAAP Diluted Shares Outstanding	755	730
Additional restricted shares for calculating Adjusted EPS	11	10
Adjusted EPS shares outstanding	766	741